Exhibit 10.26(f)

January 29, 2024

MIDDLESEX WATER COMPANY

485C US Highway 1 South Suite 400

Iselin, New Jersey 08830-3037

WHITE MARSH ENVIRONMENTAL SYSTEMS, INC.

485C US Highway 1 South Suite 400

Iselin, New Jersey 08830-3037

TIDEWATER UTILITIES, INC.

1500 Ronson Road, PO Box 1500

Iselin, New Jersey 08830-0452

UTILITY SERVICE AFFILIATES INC.

1500 Ronson Road, PO Box 1500

Iselin, New Jersey 08830-0452

UTILITY SERVICE AFFILIATES (PERTH AMBOY) INC.

1500 Ronson Road, PO Box 1500

Iselin, New Jersey 08830-0452

PINELANDS WASTEWATER COMPANY

485C US Highway 1 South Suite 400

Iselin, New Jersey 08830-3037

PINELANDS WATER COMPANY

485C US Highway 1 South Suite 400

Iselin, New Jersey 08830-3037

Re:	Renewal of Expiration Date for that certain $68,000,000.00 Committed Line of Credit (“Line of Credit”) extended by PNC Bank, National Association (the “Bank”) to Middlesex Water Company, White Marsh Environmental Systems, Inc., Tidewater Utilities, Inc., Utility Service Affiliates Inc., Utility Service Affiliates (Perth Amboy) Inc., Pinelands Wastewater Company, and Pinelands Water Company (individually and collectively, the “Borrower”).

Dear Customer:

We are pleased to inform you that the Line of Credit has been renewed. The Expiration Date of the Line of Credit, as set forth in that certain promissory note executed and delivered by the Borrower to the Bank dated March 17, 2023 (the “Note”) and/or that certain loan agreement governing the Line of Credit (the “Loan Agreement”), has been extended from January 31, 2025 to January 31, 2026, or such later date as may, in the Bank’s sole discretion, be designated by the

Exhibit 10.26(f)

Bank by written notice from the Bank to the Borrower, effective on February 1, 2025. All sums due under the Note, the Loan Agreement or any related documents, instruments, and agreements (collectively as amended from time to time, the “Loan Documents”) shall be due and payable on the Expiration Date, as extended hereby. All other terms and conditions of the Loan Documents governing the Line of Credit remain in full force and effect.

It has been a pleasure working with you and I look forward to a continued successful relationship. Thank you again for your business.

Very truly yours,

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Virginia Ailing
Virginia Alling
Senior Vice President